UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

     MUELLER INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

   Delaware                      1-6770                     25-0790410
(State or other            (Commission File            (IRS Employer
  jurisdiction of          Number)             Identification No.)
                                                              incorporation)

    8285 Tournament Drive
       Suite 150
 Memphis, Tennessee        38125
            (Address of principal executive offices)                                                                                (Zip Code)

Registrant's telephone number, including area code:         (901) 753-3200

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    On March 9, 2017, Mueller Industries, Inc., a Delaware corporation (the "Company"), entered into an Indenture, dated as of March 9, 2017, between the Company and Regions Bank, as trustee (the "Trustee"), relating to the Company's  issuance of up to $290,000,000 of the Company's
6% Subordinated Debentures due 2027 (the "Debentures") as part of the special dividend (the "Special Dividend") on the Company's common stock ("Common Stock").  The Special Dividend consisted of $3.00 in cash and $5.00 in principal amount of the Debentures per share of Common Stock and was payable to holders of record of the Common Stock as of the close of business on February 28, 2017.  The Company issued $287,672,000 principal amount of Debentures in connection with the Special Dividend.

The Debentures bear interest at a rate of 6% per annum and mature on March 1, 2027.  Interest on the Debentures is payable on March 1 and September 1of each year (commencing on September 1, 2017), to holders of record on the preceding February 15 and August 15.  Interest on the
Debentures will be calculated on the basis of a 360-day year consisting of 12 months of 30 days each.  The Debentures are subordinated to all of the Company's senior indebtedness.  The Debentures are callable at the option of the Company, in whole or in part, at any time or from time to time, subject to declining call premiums during the first five years.  The Debentures will also grant each holder of the Debentures the right to require the Company to repurchase such holder's Debentures in the event of a change of control, at declining repurchase premiums during the first five years.

The Indenture provides that events of default include: failure to pay interest on any Debenture when due and payable and such failure continues for 30 days; failure to pay principal of or premium, if any, on any Debenture when due and payable; failure by the Company to comply for 60 days after notice with its other covenants and agreements contained in the Indenture; and certain events of bankruptcy, insolvency or reorganization of the Company.  If an event of default has occurred and is continuing, the Trustee or the holders of at least 25% in principal amount of the outstanding Debentures may declare the principal of and accrued and unpaid interest, if any, on all the Debentures to be due and payable.

Item 9.01       Financial Statements and Exhibits.

(d)

Exhibits:

4.1	Indenture, dated as of March 9, 2017, by and between Mueller Industries, Inc. and Regions Bank, as trustee.

4.2           Form of 6% Subordinated Debenture due 2027 (included in Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By: Name: Title:	/s/ Christopher J. Miritello Christopher J. Miritello Vice President, General Counsel and Secretary
Date:  March 13, 2017

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated as of March 9, 2017, by and between Mueller Industries, Inc. and Regions Bank, as trustee.
4.2	Form of 6% Subordinated Debenture due 2027 (included in Exhibit 4.1).